EXHIBIT 10.2

                                                                  COMFORMED COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT is dated as of March 9, 2007 (this "Amendment"), among AMCOL International Corporation (the "Company"), the Borrowing Subsidiaries, the guarantors party hereto, the financial institutions listed on the signature pages hereof as Lenders, and Harris N.A. ("Harris"), as administrative agent (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS

         A. The Company, the Borrowing Subsidiaries, the guarantors party thereto (the "Guarantors"), the financial institutions party thereto as Lenders, and the Administrative Agent have heretofore entered into that certain Credit Agreement, dated as of November 10, 2005 (as amended, the "Credit Agreement"); and

         B. The Company has asked the Lenders and the Administrative Agent to amend the Credit Agreement to increase the aggregate Revolving Credit Commitments, extend the Revolving Credit Termination Date and make certain other modifications to the Credit Agreement and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE II
                                   AMENDMENTS

         Section 2.1. The introductory paragraph to the Credit Agreement is hereby amended by deleting the phrase "Colin Stewart Minchem Limited, a United Kingdom corporation ("Colin Stewart" and" inserting in its place the phrase "AMCOL Minerals Europe, Ltd. (f/k/a Colin Stewart Minchem Limited), a United Kingdom corporation ("AMCOL Minerals Europe" and".

         Section 2.2. Section 1.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                        Section 1.1. Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Revolving Loan" and collectively the "Revolving Loans") in U.S. Dollars, Euros and Pound Sterling to the Company, in Euros to AMCOL Minerals Europe, in Pound Sterling or Euros to CETCO Europe, in Euros to the Polish Borrower, in Australian Dollars to the Australian Borrower, from time to time on a revolving basis in an aggregate outstanding Original Dollar Amount up to the amount of such Lender's Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date; provided that (i) the sum of the aggregate Original Dollar Amount of Revolving Loans, Swing Loans, and L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time, (ii) the sum of the aggregate Original Dollar Amount of all Loans outstanding to the Company denominated in Euros and Pound Sterling shall not exceed $50,000,000, (iii) the sum of the aggregate principal amount of all Loans outstanding to AMCOL Minerals Europe shall not exceed (euro)10,000,000, (iv) the sum of the aggregate principal amount of all Loans denominated in Euro outstanding to CETCO Europe shall not exceed
                (euro)10,000,000 and the sum of the aggregate principal amount of all Loan denominated in Pound Sterling to CETCO Europe shall not exceed (pound)15,000,000, (v) the sum of the aggregate principal amount of all Loans outstanding to the Polish Borrower shall not exceed (euro)15,000,000 and (vi) the sum of the aggregate principal amount of all Loans outstanding to the Australian Borrower shall not exceed AUD5,000,000. Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Percentages. As provided in Section 1.5(a) hereof, the Company may elect that each Borrowing of Revolving Loans denominated in U.S. Dollars be either Base Rate Loans or Eurocurrency Loans. All Revolving Loans denominated in an Alternative Currency shall be Eurocurrency Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

         Section 2.2. Section 1.15 of the Credit Agreement is hereby amended by deleting clause (i) appearing in the first sentence thereof and inserting in its place the following:

                        (i) any increase of the aggregate amount of the Revolving Credit Commitments to an amount in excess of $200,000,000 will require the approval of the Required Lenders, and

         Section 2.3. The defined terms "EBITDA" and "Revolving Credit Termination Date" contained in Section 5.1 of the Credit Agreement are hereby amended in their entirety and as so amended shall read as follows:

                        "EBITDA" means, with reference to any period, Net Income
                for such period plus the sum of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, and local income taxes for such period, and (c) depreciation of fixed assets and amortization of intangible assets for such period plus an amount calculated by the Company and approved by the Administrative Agent in its reasonable discretion equal to the EBITDA of the Persons or assets which are the subject of an Acquisition consummated during such period as if such Acquisition was consummated on the first day of such period to the extent not subsequently sold or otherwise disposed of during such period.

                        "Revolving Credit Termination Date" means April 1, 2012,
                or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.12, 9.2 or 9.3 hereof.

         Section 2.4. Section 5.1 of the Credit Agreement is hereby further amended by (i) deleting the defined term "Colin Stewart" in its entirety and (ii) inserting the following new defined terms in the proper alphabetical order:

                        "AMCOL Minerals Europe" is defined in the introductory
                paragraph of this Agreement.

                        "Note Purchase Agreement" means the Note Purchase
                Agreement dated on or about April 2, 2007 by and among AMCOL International Corporation and the Purchasers from time to time party thereto.

                        "Series 2007-A Notes" shall have the meaning set forth
                in the Note Purchase Agreement.

         Section 2.5 Section 8.7(c) and (d) of the Credit Agreement are each hereby deleted in their entirety and subsections (c), (d) and (e) are inserted in their place as follows:

                        (c) Funded Debt (other than the Revolving Loans and Funded Debt permitted by clause (d) below) of the Company and its Subsidiaries in an aggregate principal amount at any one time outstanding of not more than 25% of the total assets of the Company and its Subsidiaries as shown on the Company's most recent financial statements delivered pursuant to Section 8.5 hereof;

                        (d) unsecured Funded Debt of the Company represented by the Series 2007-A Notes in an aggregate outstanding principal amount not to exceed $75,000,000 minus any principal repayments thereof; and

                        (e)    unsecured Current Debt of the Company.

         Section 2.6. Section 8.22 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                        Section 8.22. Contingent Obligations. The Company will not and will not permit any Subsidiary to become or be liable in respect of any Contingent Obligation except (i) the Guaranties hereunder, (ii) Contingent Obligations of the Guarantors with respect to the Funded Debt permitted by Section 8.7(d) hereof, and (iii) Contingent Obligations of the Company which are limited in amount to a stated maximum dollar exposure in the aggregate not greater than an amount equal to 5% of the total assets of the Company and its Subsidiaries as shown on the Company's most recent financial statements delivered pursuant to
                Section 8.5 hereof and included in Current Debt or Consolidated Funded Debt.

         Section 2.7. The Company has requested that from and after the Effective Time the aggregate Revolving Credit Commitments of the Lenders be increased by $30,000,000, with such increase being allocated to certain of the Lenders. Accordingly, the Revolving Credit Commitments of the Lenders set forth on Schedule 1 to the Credit Agreement are hereby amended in their entirety and as so amended shall be as set forth on Schedule 1 to this Amendment. If any Revolving Loans are outstanding under the Credit Agreement as of the Effective Time, the Company irrevocably authorizes and directs the Lenders to make (nonratably if necessary, but otherwise subject to the terms and conditions of the Credit Agreement as amended hereby) a Base Rate Loan in an amount sufficient to (and the Company hereby irrevocably authorizes and directs the Lenders to apply such Revolving Loan to), pay and discharge the Revolving Loans of the Lenders (nonratably if necessary) such that the percentage of each Lender's Revolving Credit Commitment in use immediately after giving effect to such application is equal.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Section 3.1. Credit Agreement Representations. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 6 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Lender as set forth in this
Article III.

         Section 3.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower and each Guarantor of this Amendment are within such Borrower's and such Guarantor's powers, have been duly authorized by all necessary corporate action, and do not:

                  (a) contravene any Borrower's or any Guarantor's constituent documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting any Borrower or any Guarantor; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the properties of a Borrower or a Guarantor.

         Section 3.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Borrower or any Guarantor of this Amendment.

         Section 3.4. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         Section 4.1. Effectiveness. This Amendment shall become effective as of the opening of business on March 9, 2007 (the "Effective Time") subject to the satisfaction of all of the following conditions precedent on or before such date:

                  (a) The Borrowers, the Guarantors, the Administrative Agent, and the Lenders shall have executed and delivered this Amendment.

                  (b) The Administrative Agent shall have received certified copies of resolutions of the executive committee of the boards of directors (or equivalent governing body) of the Company authorizing the execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers.

                  (c) the Administrative Agent shall have received for each Lender copies of resolutions of each Guarantor's Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on each Guarantor's behalf, all certified in each instance by its Secretary or Assistant Secretary;

                  (d) The Administrative Agent shall have received an opinion of counsel to the Company in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request; and

                  (e) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.1. Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Loan Document is hereby ratified, approved and confirmed in each and every respect. Reference to this specific Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         Section 5.2. Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

         Section 5.3. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

         Section 5.4. No Other Amendments. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

         Section 5.5. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

         Section 5.6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.

                                                                  COMFORMED COPY

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                      "BORROWERS"


                                      AMCOL INTERNATIONAL CORPORATION


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                      CETCO EUROPE LTD.


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Director


                                      AMCOL MINERALS EUROPE, LTD. (f/k/a
                                      Colin Stewart Minchem Limited)


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Director


                                      CETCO POLAND SP. Z.O. O

                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Authorized Signatory


                                      VOLCLAY PTY. LTD.

                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Director

                                          [Second Amendment to Credit Agreement]

                                      "GUARANTORS"


                                      AMCOL INTERNATIONAL CORPORATION


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                      AMERI-CO LOGISTICS, INC.


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Treasurer


                                      AMERICAN COLLOID COMPANY


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Treasurer


                                      COLLOID ENVIRONMENTAL TECHNOLOGIES COMPANY


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Treasurer


                                      AMCOL SPECIALTIES HOLDINGS, INC.


                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Treasurer


                                      CETCO OILFIELD SERVICES COMPANY

                                      By     /s/ Gary L. Castagna
                                             -----------------------------------
                                      Name:  Gary L. Castagna
                                      Title: Treasurer

                                          [Second Amendment to Credit Agreement]

                                      "LENDERS"


                                      HARRIS N.A., in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent


                                      By     /s/ Danjuma G. Gibson
                                             -----------------------------------
                                      Name:  Danjuma G. Gibson
                                      Title: Vice President

                                          [Second Amendment to Credit Agreement]

                                      WELLS FARGO BANK, N.A.


                                      By     /s/ Daniel Lange
                                             -----------------------------------
                                      Name:  Daniel Lange
                                      Title: Senior Vice President

                                          [Second Amendment to Credit Agreement]

                                      BANK OF AMERICA, N.A.

                                      By     /s/ Daniel R. Petrik
                                             -----------------------------------
                                      Name:  Daniel R. Petrik
                                      Title: Senior Vice President

                                          [Second Amendment to Credit Agreement]

                                      THE NORTHERN TRUST COMPANY


                                      By     /s/ Brandon Rolek
                                             -----------------------------------
                                      Name:  Brandon Rolek
                                      Title: Vice President

                                          [Second Amendment to Credit Agreement]

                                                                  CONFORMED COPY

                                   SCHEDULE 1

                                   COMMITMENTS

                              REVOLVING CREDIT
NAME OF LENDER                   COMMITMENT       SWING LINE SUBLIMIT
--------------------------   ------------------   -------------------
Harris N.A.                  $       45,000,000   $        10,000,000

Wells Fargo Bank N.A.        $       40,000,000

Bank of America, N.A.        $       35,000,000

The Northern Trust Company   $       30,000,000

        TOTAL                $      150,000,000   $        10,000,000
                             ==================   ===================